Future Minimum Time Charter Revenue	12 Months Ended
Dec. 31, 2019
Future Minimum Time Charter Revenue
Future Minimum Time Charters
Future Minimum Time Charter Revenue

The future minimum time charter revenue, net of commissions, based on vessels committed to non-cancellable time charter contracts (including fixture recaps) as of December 31, 2019, is as follows:

December 31,
2020	$40,395
2021	31,293
2022	19,405
2023	17,805
2024	9,719
Thereafter	59,798
Total	$178,415

Revenues from time charters are not generally received when a vessel is off-hire, including time required for normal periodic maintenance. In arriving at the minimum future charter revenues, an estimated off-hire time has been deducted, although such estimate may not be reflective of the actual off-hire in the future.